per share amounts	12 Months Ended
Dec. 31, 2017
per share amounts
per share amounts

12per share amounts

Basic net income per Common Share is calculated by dividing net income attributable to Common Shares by the total weighted average number of Common Shares outstanding during the period. Diluted net income per Common Share is calculated to give effect to share option awards and restricted stock units.

The following table presents the reconciliation of the denominators of the basic and diluted per share computations. Net income was equal to diluted net income for all periods presented.

Years ended December 31 (millions)	2017	2016
Basic total weighted average number of Common Shares outstanding	593	592
Effect of dilutive securities
Share option awards	—	1

Diluted total weighted average number of Common Shares outstanding	593	593

For the years ended December 31, 2017 and 2016, no outstanding TELUS Corporation share option awards were excluded in the computation of diluted net income per Common Share.